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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

ON COMMAND CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

00-21315	77-04535194
(Commission File Number)	(I.R.S. Employer Identification No.)

4610 South Ulster Street, 6th Floor
Denver, CO 80237
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (720) 873-3200

(Former name or former address, if changed from last report)

ON COMMAND CORPORATION

FORM 8-K

November 14, 2002

Item 9. Regulation FD Disclosure

        On November 14, 2002, On Command Corporation (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, with the Securities and Exchange Commission. Accompanying such report was a certification by the Company's Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, adopted as Section 906 of the Sarbanes-Oxley Act of 2002. A copy of such certification is attached hereto as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002

ON COMMAND CORPORATION
By:	/s/ BERNARD G. DVORAK Bernard G. Dvorak Senior Vice President, Chief Financial Officer and Treasurer (Principal Accounting and Financial Officer)

Exhibit Index

Exhibit Number	Description
99.1	Statement under oath of the principal executive officer and the principal accounting and financial officer of On Command Corporation regarding facts and circumstances relating to Exchange Act filings.

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ON COMMAND CORPORATION FORM 8-K
SIGNATURE
Exhibit Index